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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2005

                               WESTWOOD ONE, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       0-13020                   95-3980449
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(State or other jurisdiction of (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)

        40 West 57th Street, 5th Floor                              10019
               New York, NY
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 641-2000

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1         Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

OUTSIDE DIRECTOR COMPENSATION

         On May 19, 2005, the Board of Directors (the "Board") of Westwood One, Inc. ("Westwood One" or the "Company") modified the equity compensation provided to outside directors of the Company. Beginning on the date of the Company's 2005 annual meeting of stockholders, which took place on May 19, 2005, outside directors automatically receive an annual grant of restricted stock units (RSUs) on the date of the Company's annual meeting of stockholders equal to $100,000 in value based on the closing price of the common stock of the Company on the New York Stock Exchange (the "NYSE") (or such other exchange on which the common stock may then be listed) on the date of the grant. RSUs awarded to outside directors vest over a three year period in equal one-third increments on the first, second and third anniversary of the date of the grant, subject to the director's continued service with the Company. RSUs vest upon the occurrence of a change in control (as defined in the Company's 2005 Equity Compensation Plan (the "2005 Plan")).

     Any newly appointed outside director will receive an initial grant of RSUs on the date such director is appointed to the Company's Board equal to $150,000 in value based on the closing price of the common stock of the Company on the NYSE (or such other exchange on which the common stock may then be listed) on the date of the grant. The terms governing the grant of RSUs to newly appointed outside directors will be identical to the terms for grants of RSUs to then-current outside directors.

         RSUs grants to outside directors will be awarded under, and governed by the 2005 Plan. Outside directors are entitled to receive dividend equivalents on the RSUs (subject to the vesting restriction) in the event the Company pays a cash dividend on its common stock. RSUs are payable to outside directors in shares of common stock. With respect to RSUs granted after 2005, it is anticipated that an outside director may elect to defer settlement of the RSUs to a future date beyond the vesting date in accordance with the 2005 Plan and
Section 409A of the Internal Revenue Code. Notwithstanding the foregoing, payment of the initial grant of vested RSUs provided to current outside directors on May 19, 2005 will be paid upon the earlier of a director's cessation of service or a change in control (as defined under the 2005 Plan) RSUs that are not vested as of the date of a director's cessation of service for any reason immediately terminate. The form of agreement for RSUs awarded to outside directors of the Company is attached hereto as an exhibit and its terms are incorporated herein by reference.

     The following outside directors elected not to receive the May 19, 2005 initial grant of RSUs: Joel Hollander, Steven A. Lerman and Leslie Moonves.

     On May 19, 2005, the Board approved an increase in the Board meeting attendance fee received by outside directors from $3,750 per meeting attended to $5,000 per meeting attended.

     In addition, as noted below, the Board modified the Company 1999 Stock Incentive Plan ("1999 Plan") by deleting the provisions of the 1999 Plan that provide for a mandatory annual grant of 10,000 stock options to outside directors. This modification was contingent and effective upon the approval of the 2005 Plan by Company stockholders.

APPROVAL AND AMENDMENT OF EQUITY COMPENSATION PLANS

         On May 19, 2005, the stockholders of the Company approved the 2005 Plan at the Company's annual meeting of stockholders. The following summary of the 2005 Plan is qualified in its entirety by the terms of the 2005 Plan, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

         A maximum of 9,200,000 shares of common stock of the Company is authorized for issuance of awards under the 2005 Plan. Under the 2005 Plan, employees, consultants, officers and outside directors of the Company and its affiliates are eligible to receive the following types of discretionary awards: stock options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance-based awards and any other rights or interest relating to Company common stock (including deferred stock units and dividend equivalent rights).

         Effective upon the stockholder's approval of the 2005 Plan, which took place on May 19, 2005, the Board of Directors of the Company approved the following amendments to the 1999 Plan:


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            o    No shares of Company common stock are available for awards under the 1999 Plan other than shares that become available due to the expiration, surrender, cancellation or termination of unexercised awards; and

            o Outside directors of the Company will no longer receive a mandatory annual grant of 10,000 stock options under the 1999 Plan on the date of the Company annual meeting of stockholders or upon an outside director's appointment to the Board.

         The Amendment to the 1999 Plan is attached hereto as an exhibit and its terms are incorporated herein by reference.

MODIFICATION OF STOCK OPTION AWARDS

         On May 19, 2005 the Board approved a modification to awards (the "Awards") of stock options granted under the 1999 Plan on December 1, 2003 and December 1, 2004 to Norman J. Pattiz, the Company's Chairman of the Board. The Board approved the following modifications to the Awards:

            o Each Award will be exercisable in equal one-third increments on the first, second and third anniversary of the date of the grant; and

            o    The Awards will vest upon retirement (as defined under the 2005
                 Plan) and vested Awards will remain exercisable for five years thereafter, subject to the original term of the Awards.

         The form of notice for Mr. Pattiz regarding the modification of the Awards is attached hereto as an exhibit and incorporated herein by reference.


Section 9        Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits.

(a)        Not applicable.
(b)        Not applicable.
(c) Exhibits. The following is a list of exhibits filed as part of this Form 8-K:


EXHIBIT NO.        DESCRIPTION OF DOCUMENT

10.1 Form Agreement for Restricted Stock Units for Outside Directors under the Westwood One, Inc. 2005 Equity Compensation Plan

10.2               Westwood One, Inc. 2005 Equity Compensation Plan

10.3               Amendment to Westwood One, Inc. 1999 Stock Incentive Plan

10.4 Notice to Norman J. Pattiz, dated May 25, 2005, regarding Modification of Stock Option Awards Granted Under Westwood One, Inc. 1999 Stock Incentive Plan


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTWOOD ONE, INC.



Date:  May 25, 2005                     By:  /s/ David Hillman
                                             ------------------------------
                                               Name:  David Hillman
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary


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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT

10.1 Form Agreement for Restricted Stock Units for Outside Directors under the Westwood One, Inc. 2005 Equity Compensation Plan

10.2               Westwood One, Inc. 2005 Equity Compensation Plan

10.3               Amendment to Westwood One, Inc. 1999 Stock Incentive Plan

10.4 Notice to Norman J. Pattiz, dated May 25, 2005, regarding Modification of Stock Option Awards Granted Under Westwood One, Inc. 1999 Stock Incentive Plan